EXHIBIT 10.20

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED

AMENDMENT TO SUPPLY AGREEMENT

This amended and restated amendment (the “Amendment”) is made and effective as of October 26, 2011 by and between STEMCELL Technologies, having a place of business at 570 West 7th Avenue, Suite 400, Vancouver, British Columbia, Canada, V5Z 1B3 and Oxford Immunotec Ltd., having its principal place of business at 94C Milton Park Abingdon, Oxfordshire, United Kingdom, OX14 4RY.

This amended and restated Amendment is executed to clarify incorrect specifications contained in the original amendment dated and effective as of October 26, 2011. This Amendment completely replaces and supersedes the original amendment, which is now null and void. This Amendment amends the Supply Agreement dated 31 January 2008 (the “Original Agreement”), StemCell file number SUP-08-004, between the Parties. The Original Agreement, as amended by this instrument, shall be the Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows:

1. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning given to them in the Original Agreement. The term “Unit” means one unlabelled tube of Product, in bulk packaging, containing [***].

2. Section 5.2.1 of the Original Agreement shall be changed to add the following sentence at the end: “Forecasts shall be due separately for each version of the Product; provided, however, that no forecast shall be due for Units until three (3) months after the US Food and Drug Administration (FDA) has approved the marketing and sale of Units for use in conjunction with the T-SPOT®.TB test.

3. Section 5.2.2 of the Original Agreement shall be changed to add “or [***] after the term “[***]”.

4. Section 5.2.4 of the Original Agreement is deleted in its entirety.

5. Schedule “B” of the Original Agreement shall be changed to Schedule “B-1” and the minimum order size set forth therein shall be reduced to [***].

6. A new Schedule “B-2” will be added in the form attached hereto as Schedule B-2 and incorporated herein by reference.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7. Schedule “C” of the Original Agreement shall be amended as follows:

(a)	Adding “[***] at the end of Section II;

(b)	Deleting Section III.b. in its entirety; and

(c)	Deleting “Schedule “D”” from the end of Section V and replacing it with “Schedule “D-1” or Schedule “D-2”, as applicable”.

8. Schedule “D” of the Original Agreement shall be changed to Schedule “D-1” and the Packaging Section shall be deleted in its entirety and replaced with the following text:

Packaging:

StemCell will supply Product as [***]. The Product will be identified by one or more labels on the outer bulk packaging that contain the Product name, catalog number and batch LOT#. The Product will be sent by express delivery (as described in Section 5.5) using the same shipment packaging as for StemCell’s standard retail product.

Vial specifications as set out below are provided by Supplier

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

9. A new Schedule “D-2” will be added in the form attached hereto as Schedule D-2 and incorporated herein by reference.

10. Except as expressly set forth in this Amendment, the terms and conditions of the Original Agreement shall remain unchanged and in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Original Agreement through duly authorized representatives.

STEMCELL Technologies Inc.	Oxford Immunotec LTD.

/s/ Allen Eaves	/s/ Peter Wrighton-Smith
Allen Eaves, PhD	Peter Wrighton-Smith
President and CEO	Chief Executive Officer
Date: APR 11 2012	Date: April 3rd 2012

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule “B-2”

PRICE SCHEDULE

Pricing for Units of the Product

Order	Base Price per Unit ($US)
[***]	$	[***	]
[***]	$	[***	]

*	Base Prices are controlled by placement of the Firm Order, not the delivery date.
**	[***]

StemCell reserves the right to adjust the Base Price per Unit in accordance with the provisions of Section 7.1.2 of the Agreement.

Unit Discounts:

A Unit Discount means a percentage reduction in the Base Price per Unit from that recited in the table above. A Unit Discount will be applied to all Units based on the number of Units purchased by Oxford in the previous 12 month period prior to placing the Firm Order (“Rolling Year”), based on the following chart:

Number of Units purchased in Unit Year	Unit Discount from Base Price Per Unit
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%

Notwithstanding the foregoing for purposes of calculating the applicable Unit Discount in the first fourteen month period immediately following the receipt of US FDA approval (the “First Period”), the measuring Unit Year shall be the next twelve months after the placement of the Firm Order and the number of Units purchased shall be deemed to be sum of the number of Units subject to the Firm Order and the number of Units included in the non-binding forecast for the subsequent nine (9) month non-binding forecast period. However, the First Period Unit Discount shall be subject to reconciliation as set forth below.

By way of example for the First Period:

•	if the number of Units covered by the Firm Order plus those included in the nine (9) month forecast is less than or equal to [***] units, the Unit Discount applied to the ordered Units will be [***]%;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	if the number of Units covered by the Firm Order plus those included in the nine (9) month forecast is greater than [***] and less than or equal to [***] Units, the Unit Discount applied to the ordered Units will be [***]%;

•	if the number of Units covered by the Firm Order plus those included in the nine (9) month forecast is greater than [***] units, the Unit Discount applied to the ordered Units will be [***]%.

The number of Units purchased will be, both for the First Period reconciliation and in subsequent rolling twelve month periods, the number of Units shipped by StemCell during the measurement period.

Reconciliation of Applicable Unit Discounts:

Within sixty (60) days of the end of the First Period, the Parties shall determine the number of Units shipped by StemCell during the last twelve months of such First Period. In the event that the number of Units purchased results in a different Unit Discount than has been applied during the First Period, the Parties will retroactively adjust the pricing and any additional payment due to StemCell shall be paid within thirty (30) days thereafter. If Oxford has overpaid based on the reconciled Unit Discount applicable to the First Period purchases, StemCell shall, at Oxford’s option, issue a credit to Oxford to apply to any future purchase of Oxford’s choice or refund the overpayment within thirty (30) days.

By way of example:

•	if Oxford purchased [***] Units during the last twelve months of the First Period and the Unit Discount that had been applied to all purchases during the First Period was [***]%, Oxford will be entitled to an additional [***]% discount on all Units purchased in the First Period;

•	if Oxford purchased [***] Units during the last twelve months of the First Period but had been accorded a Unit Discount during the First Period of more than [***]%, Oxford must pay StemCell the difference between the Unit Discount rate that was applied to its purchases during the First Period and the [***]% that is applicable.

After the First Period, the applicable Unit Discount will be calculated based on the number of Units purchased by Oxford in the applicable Rolling Year.

The minimum order size is [***] ([***]) Units.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule “D-2 ”

CERTIFICATE OF ANALYSIS

PRODUCT NAME	[***]
CATALOG NUMBER	[***]
LOT NUMBER	xxxxxxxxx
EXPIRY DATE	Month/Year [xx/ xxxx]

Product Use:

This product is recommended for [***]

Packaging:

StemCell will supply [***] The Product will be identified by one or more labels on the outer bulk packaging that contain the Product name, catalog number and batch LOT#. The Product will be sent by express delivery (as described in Section 5.5) using the same shipment packaging as for StemCell’s standard retail product.

Vial specifications as set out below are provided by Supplier

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Quality Control Testing:

[***]

Test Results

TEST	Specification	Result
[***]	[***]
[***]
[***]	[*** ]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*	In-house reference standard run in parallel with TEST batch.

Performance reviewed by:

FOR RESEARCH USE ONLY

NOT FOR THERAPEUTIC OR DIAGNOSTIC USE

Quality Control Department	Date